SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant          /X/

Filed by a Party other than the Registrant          /_/

Check the appropriate box:

/X/          Preliminary Proxy Statement

/_/          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/_/          Definitive Proxy Statement

/_/          Definitive Additional Materials

/_/          Soliciting Material Pursuant to sec 240.14a-11(c) or sec.240.14a-12

HIGH SPEED NET SOLUTIONS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/	No fee required.

/_/	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of class of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

/_/	Fee paid previously with preliminary materials.

/_/

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [____________]

____________________

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of High Speed Net Solutions, Inc. d/b/a Summus (the “Company”) at the Holiday Inn – Research Triangle Park, 4810 Page Road, Research Triangle Park, North Carolina 27709, on [__________________] at 10:00 a.m., Eastern time. At the Special Meeting, shareholders will consider and act on the following matters described in more detail in the accompanying proxy statement:

  a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, from 50,000,000 to 100,000,000;

  a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name from High Speed Net Solutions, Inc. to Summus, Inc.; and

  such other business as may properly be presented at the meeting or any adjournments thereof.

Our Board of Directors unanimously recommends a vote for the first two matters described above.

Our Board of Directors has fixed [________________] as the “record date” for determining shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record as of the record date will be entitled to notice of and to vote at the Special Meeting or any adjournment of the Special Meeting.

For entry to the Special Meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license. Shareholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

For ten days before the date of the Special Meeting, a complete list of the shareholders entitled to vote at the meeting will be available for examination by any shareholder for any purpose relating to the meeting during ordinary business hours at the Company’s executive offices at Two Hannover Square, 434 Fayetteville Street Mall, Suite 600, Raleigh, North Carolina 27601.

By Order of the Board of Directors /s/ Bjorn D. Jawerth Bjorn D. Jawerth Chairman and Chief Executive Officer

Date: [_________,2002]

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING OF SHAREHOLDERS IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING OF SHAREHOLDERS. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING OF SHAREHOLDERS. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE (I.E., “STREET NAME”), YOU WILL NEED TO OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE AND BRING TO THE MEETING A PROXY ISSUED IN YOUR NAME, AUTHORIZING YOU TO VOTE THE SHARES.

TWO HANNOVER SQUARE
434 FAYETTEVILLE STREET MALL, SUITE 600
RALEIGH, NORTH CAROLINA 27601

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON

_________________

TABLE OF CONTENTS

PAGE
QUESTIONS AND ANSWERS	1
PROPOSAL 1. AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	6
PROPOSAL 2. AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME FROM HIGH SPEED NET SOLUTIONS, INC . TO SUMMUS, INC.	9
STOCK OWNERSHIP	11
PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING	14
OTHER MATTERS	14

Appendix A	Form of the Articles of Amendment to Increase the Number of Authorized Shares of Common Stock
Appendix B	Form of Articles of Amendment to Change the Company’s Name from High Speed Net Solutions, Inc. to Summus, Inc.

ii

TWO HANNOVER SQUARE
434 Fayetteville Street Mall, Suite 600
Raleigh, North Carolina 27601

PROXY STATEMENT

This proxy statement contains information and is furnished in connection with the solicitation by the Board of Directors of High Speed Net Solutions, Inc. d/b/a Summus, a Florida corporation (the “Company”), of proxies for use at the Special Meeting of Shareholders of the Company to be held on ____________, 2002, at the Holiday Inn-Research Triangle Park, 4810 Page Road, Research Triangle Park, North Carolina 27709 at 10:00 a.m., Eastern Standard Time, and any adjournment of the Special Meeting. This proxy statement and accompanying proxy card are first being mailed to shareholders on or about _____________, 2002.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
Q:	WHAT IS THE PURPOSE OF THE SPECIAL MEETING?
A:	At the Special Meeting, shareholders will act upon the matters outlined in the Notice of Special Meeting of Shareholders on the cover page of this proxy statement, including:
    a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock, par value $.001 per share, authorized for issuance from 50,000,000 to 100,000,000; and

    a proposed amendment to our Amended and Restated Certificate of Incorporation to change the Company’s name from High Speed Net Solutions, Inc. to Summus, Inc.

In addition, our management will report on the current operations of the Company and respond to questions from shareholders.

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?
A:

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of the Company is soliciting your proxy to vote your shares at the Special Meeting. This proxy statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?
A:	The Special Meeting will be held at the Holiday Inn-Research Triangle Park, 4810 Page Road, Research Triangle Park, North Carolina 27709 on ____________, 2002 at 10:00 a.m. Eastern Standard Time.
Q:	WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?
A:

Our Board of Directors has fixed the close of business on _____________, 2002, as the “record date” for the determination of shareholders who are entitled to notice of the Special Meeting and who are entitled to vote at that meeting. Only those shareholders who owned shares of the Company’s common stock and/or Series B convertible preferred stock as of the record date are entitled to notice of and to vote at the Special Meeting.

Q:	WHAT ARE THE VOTING RIGHTS OF THE COMPANY’S SHAREHOLDERS?
A:

The holders of our common stock and Series B convertible preferred stock will vote on all matters to be acted upon at the Special Meeting. There are no voting rights associated with our Series A convertible preferred stock.

Q:	HOW MANY SHARES CAN VOTE?
A:	As of the record date, we had ________________ outstanding shares of common stock and _________ shareholders of record of such stock, and 6,000 outstanding shares of Series B convertible preferred stock and two shareholders of record of such stock. Every shareholder is entitled to one vote for each share of the Company’s common stock held by such shareholder on the record date. Every shareholder is entitled to 1,000 votes for each share of the Company’s Series B convertible preferred stock held by such shareholder on the record date. 2,000 shares of the Series B convertible preferred stock are held in trust by Branch Banking & Trust Company and are to voted by the escrow agent of such shares in accordance with in the instructions of Dr. Bjorn Jawerth, the Chairman and Chief Executive Officer of the Company. These 2,000 shares of Series B convertible stock, representing 2,000,000 shares of the Company’s common stock on an as converted basis, shall be voted for the approval of both proposals in this proxy statement.
Q:	HOW DO I VOTE AND WHO WILL VOTE MY PROXY?
A:	If you properly complete, sign and return the accompanying proxy card, it will be voted as you direct. Dr. Bjorn Jawerth, the Chairman of our Board of Directors and Chief Executive Officer, and Robert S. Lowrey, our Chief Financial Officer, the persons named as proxies on the proxy card accompanying this proxy statement, will vote each properly executed and returned proxy as indicated on the directions of the returned proxy; if no direction is indicated, the proxy will be voted in accordance with the recommendations of our Board of Directors contained in this proxy statement. Dr. Jawerth and Mr. Lowrey were selected by our Board of Directors to serve in this capacity.
Even if you plan to attend the Special Meeting, your plans may change, so it is a good idea to complete, sign and return your proxy card in advance of the Special Meeting. “Street name” shareholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares. If you attend the Special Meeting you will, of course, be allowed to vote in person.
Q:	CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?
A:	The Company has not established procedures to allow telephone or electronic voting through the Internet. We may do so for future shareholder meetings if we determine that the added convenience to our shareholders would justify the additional costs associated with these voting methods. At this time, you may vote only by returning a properly executed proxy card or by voting in person at the annual meeting.
Q:	WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?
A:	It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.
Q:	CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?
A:	Yes. Even after you have submitted your proxy, you may revoke the proxy and you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a written notice of revocation or duly executed proxy bearing a later date or by attending the meeting and voting the shares in person. No such notice of revocation or later-dated proxy, however, will be effective until received by our Secretary at or prior to the meeting. Unless the proxy is revoked, the shares represented by the proxy will be voted at the meeting or any adjournment of the meeting. The giving of the proxy does not affect the right to vote in person should you attend the meeting, although attendance at the meeting will not by itself revoke a previously granted proxy.

Q:	WHAT IS A “QUORUM”?
A:	The presence at the Special Meeting of at least one-third of the outstanding shares of our common stock and Series B convertible preferred stock as of the record date, whether present in person or by proxy, will constitute a “quorum.” A quorum must be present at the Special Meeting to permit the conduct of business. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum.
If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon at the Special Meeting. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will be counted to determine whether there is a quorum.
Q:	WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
A:	Increase in Authorized Shares of Common Stock. Approval of the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance requires (i) the affirmative vote of a majority of the issued and outstanding shares of our common stock and (ii) the affirmative vote of a majority of our issued and outstanding shares of common stock and Series B convertible preferred stock voting together as a single class.
A:	Change in Name. Approval of the proposal to amend our Amended and Restated Certificate of Incorporation to change the name of the Company requires the affirmative vote of a majority of our issued and outstanding shares of common stock and Series B convertible preferred stock voting together as a single class.
A properly executed proxy marked “ABSTAIN” or a broker non-vote with respect to either such matter will not be voted, although it will be counted to determine whether there is a quorum. Accordingly, abstentions and broker non-votes will both have the effect of negative votes on each proposal.
Q:	HOW WILL VOTES BE COUNTED?
A:	Employees of Interwest Transfer Company, the Company's transfer agent, will act as election inspector and in that capacity will tabulate the votes cast in person or by proxy at the Special Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote to determine the presence of a quorum but as unvoted to determine the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter but will be counted for purposes of determining the presence of a quorum.

Q:	WHAT ARE OUR BOARD OF DIRECTORS’ RECOMMENDATIONS?
A:	Unless you give other instructions on your proxy card, the person named above will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote:

  for the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 to 100,000,000; and

  for the approval of an amendment to our Amended and Restated Certificate of Incorporation to change the name of the Company from High Speed Net Solutions, Inc. to Summus, Inc.

With respect to any other matter that properly comes before the Special Meeting, the proxy holder(s) will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
Q:	WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE SOLICITATION PROCESS BEING CONDUCTED?
A:	The Company will pay all the costs of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation relating to the matters to be voted on at this Special Meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.
In addition to the solicitation of proxies by use of the mails, our directors and employees may also solicit proxies in person, by telephone or by other electronic means of communication. None of our directors or employees will receive additional compensation for any such solicitation.
Q:	DO I HAVE DISSENTER’S RIGHTS?
A:	No. The taking of the actions proposed at the Special Meeting will not entitle any shareholder to dissent and demand a right of appraisal or payment for its shares under the Florida Business Corporation Law.
Q:	WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS DUE?
A:	All shareholder proposals to be considered for inclusion in our proxy statement for our next annual meeting must be submitted in writing to _______________, Corporate Secretary, High Speed Net Solutions, Inc., Two Hannover Square, 434 Fayetteville Street Mall, Suite 600, Raleigh, North Carolina 27601, within a reasonable time before we begin to print and mail its proxy materials for such annual meeting. We do not currently have a date set for our next annual meeting. The submitted proposals must be in compliance with applicable laws and regulations and follow the procedures prescribed in the SEC’s Rule 14a-8 to be considered for possible inclusion in the proxy materials.
Q:	HOW DO I OBTAIN MORE INFORMATION ABOUT THE COMPANY?
A:	We file annual, quarterly and special reports and other information with the SEC. You may read and copy any of these documents at the Commission’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. You may also read and copy any of these documents at either of the following Regional Offices of the Commission: ________________. Copies of this material may be obtained by mail at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may read and download the filings of the Company over the Internet at the Commission’s web site at http://www.sec.gov. You may also request copies by contacting our Chief Financial Officer at (919) 807-5600 or c/o of the Company at Two Hannover Square, 434 Fayetteville Street Mall, Suite 600,Raleigh, North Carolina 27601. Our common stock is listed on the Nasdaq Over-the-Counter Bulletin Board under the symbol “HSNS.”

PROPOSAL 1.

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Under Florida law, we may issue shares of our capital stock only to the extent such shares have been authorized under our certificate of incorporation, as amended and restated. Our certificate of incorporation currently authorizes the issuance of up to 50,000,000 shares of common stock, par value $.001 per share. As of November 30, 2002, ________ shares of common stock were issued and outstanding and an aggregate of approximately ______ shares of common stock were reserved for issuance as follows:

  an aggregate of approximately _____ shares of common stock are issuable in connection with outstanding options granted under the Company’s 2000 Equity Compensation Plan;

  an aggregate of approximately _____ shares of common stock are issuable in connection with the exercise of outstanding warrants issued by the Company;

  an aggregate of ______shares of common stock are issuable in connection with the conversion of the Company’s Series A convertible preferred stock; and

  an aggregate of up to 6,000,000 shares of common stock are issuable in connection with the conversion of the Company’s Series B convertible preferred stock.

Therefore, assuming the exercise of all options and warrants of the Company and the conversion of the Company’s Series A and Series B convertible preferred stock, as of ______, 2002, the Company had no authorized and unissued shares of common stock available to it for issuance.

Our Board of Directors approved, subject to shareholder approval, an amendment to our certificate of incorporation to increase the number of shares of our common stock authorized for issuance from 50,000,000 to 100,000,000 and directed that such amendment be submitted to a vote of the shareholders with the recommendation that the amendment be approved.

The text of the proposed amendment to our certificate of incorporation is set forth in Appendix A to this proxy statement.

Purpose of the Proposal

The purpose of the proposed amendment to our certificate of incorporation is twofold:

(1)	Under the terms of the Asset Purchase Agreement, dated October 30, 2000, as amended (the “Asset Purchase Agreement”), by which High Speed Net Solutions, Inc. acquired all the assets and operations of Summus, Ltd., the Company became obligated to use its best efforts to cause its certificate of incorporation to be amended to increase the number of shares of our common stock authorized for issuance to an amount sufficient to allow for:
      the automatic conversion of the 6,000 shares of Series B convertible preferred stock (each share convertible into 1,000 shares of common stock; 6,000,000 shares of common stock in the aggregate) upon the approval of this proposal ;

      the exercise of warrants exercisable for 500 shares of Series B convertible preferred stock (500,000 shares of common stock on an as-converted basis); and

      the exercise of all options exercisable for ___________ shares of the Company’s common stock issued at the closing of the transaction to the former holders of options exercisable for shares of Summus, Ltd. common stock.

(2)	The Board of Directors is seeking to ensure that shares of our common stock will be available for future issuance in the event our Board of Directors determines that it is necessary or advisable in the future:
    to raise additional capital through the sale of equity securities to fund business operations;

    to acquire other companies or their assets;

    to attract strategic partners and/or candidates for a business combination who can assist the Company in generating a revenue stream from the commercial deployment of its technology under development or are capable of increasing our revenues to a self-sustaining, profitable level;

    to provide equity incentives to employees and officers;

    to declare stock dividends or effect stock splits; or

    for other corporate purposes.

Our Board of Directors recognizes that our present funds, together with any operating revenues that may be recognized in the immediate future, will be insufficient to fully implement the Company’s business plan. We have been in a repetitive cycle of capital raising efforts that have not, to date, enabled us to obtain the resources necessary to adequately implement our business plan, resulting in continuing losses and going concern qualifications from our outside auditors. Thus, the Board of Directors expects that additional sources of capital will be required to fund operations. In this regard, we anticipate that a certain portion of the additional authorized shares of common stock as contemplated by this proposal will be needed to meet such funding requirements. Management has had preliminary discussions with certain parties and investment banking firms concerning capital raising possibilities in the future, but as of the date of this proxy statement there are no such arrangements or firm intentions which have been made.

Other than as described above, our Board of Directors has no present agreement, arrangement or commitment to issue any of the shares for which approval is sought. However, the Board of Directors believes that if an increase in the number of authorized shares of common stock were to be postponed until a specific need or purpose arose, the delay and expense in obtaining the approval of our shareholders at that time could impair significantly our ability to meet financing requirements or other objectives.

Effects of the Proposal

The increase in the authorized shares of our common stock will not have any immediate effect on the rights of existing shareholders, except in connection with the conversion of the shares of Series B convertible preferred stock, which shall occur automatically upon the approval of this proposal. However, our Board of Directors will have the authority to issue authorized shares of common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law or regulations, the Company’s governing documents or the rules of any stock exchange, Nasdaq or any automated inter-dealer quotation system on which the Company’s common stock may then be traded. The Company’s shareholders could, therefore, experience a reduction in their ownership interest in the Company with respect to earnings per share (if any), voting, liquidation value, and book and market value if the additional authorized shares are issued. The holders of our common stock have no preemptive rights, which means that current shareholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership in the Company. Our Board of Directors has no plans to grant preemptive rights with respect to any of the newly-authorized shares.

Although the Board of Directors will authorize the issuance of additional shares of common stock only when it considers doing so to be in the best interests of shareholders, the availability for issuance of additional shares of common stock could also enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company through, for example, a proposed merger, tender offer or proxy contest. Neither management nor the Board is aware of any planned effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of a merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

Rights of Holders of Common Stock

Holders of our common stock are entitled to one vote per share on all matters submitted to a vote of our shareholders and to receive ratably dividends, if any, as may be declared from time to time by the Board of Directors from funds legally available therefor, subject to the payment of any outstanding preferential dividends declared with respect to any preferred stock that from time to time may be outstanding. Upon our liquidation, dissolution or winding up, holders of common stock are entitled to share ratably in any assets available for distribution to shareholders after payment of all of our obligations, subject to the rights to receive preferential distributions of the holders of any preferred stock then outstanding.

Required Vote; Recommendation of the Board of Directors

Approval of the amendment to the certificate of incorporation to increase the number of the Company’s authorized shares of common stock from 50,000,000 to 100,000,000 requires (i) the affirmative vote of a majority of our issued and outstanding shares of common stock, and (ii) the affirmative vote of a majority of our issued and outstanding shares of common stock and Series B convertible preferred stock, voting together as a single class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

PROPOSAL 2.

AMENDMENT OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE
THE COMPANY’S NAME FROM HIGH SPEED NET SOLUTIONS, INC. TO SUMMUS, INC.

Our Board of Directors has approved, subject to shareholder approval, an amendment to our certificate of incorporation, as amended and restated, to change the name of the Company from High Speed Net Solutions, Inc. to Summus, Inc. The text of the proposed amendment to the certificate of incorporation is set forth in Appendix B to this proxy statement.

Purpose of the Name Change

On February 16, 2001, the Company acquired all the assets and operations of Summus, Ltd., including Summus, Ltd.’s intellectual property in encoding, manipulating, compressing, managing and distributing digital multimedia (i.e., images, graphics and video). Upon the consummation of the transaction, the Company determined to focus on Summus, Ltd.’s business plan because management perceived it had the potential to create greater shareholder value compared to the Company’s prior business operations. In addition, the Company did not expect to have the fundraising capacity to continue to fund the business plans of both Summus, Ltd. and High Speed Net Solutions, Inc. The Company has since divested itself of its “rich media direct” business, including its former wholly-owned subsidiary, Douglas May & Company, Inc. Thus, the business operations of the Company that remain are entirely that of Summus, Ltd. at the time of the asset acquisition.

In the ten years prior to the asset acquisition, Summus, Ltd’s focus had been on providing its expertise in the fields of mathematics, including wavelets, non-linear partial differential equations and dynamical systems, and graph theory and topology, for purposes of developing complex imaging and object recognition technologies primarily under research and development contracts with government agencies, including organizations within the Department of Defense. The Company is hopeful that the “Summus” name and reputation in the government market will contribute to providing the Company with credibility in the commercial sector, which may be vital as the Company seeks to make inroads in its primary target market: the mobile and wireless market. For that reason, several months ago the Company filed the documentation required in the States of Florida and North Carolina to do business under the name of “Summus.” The name change proposal, if approved by our shareholders, would have the effect of changing the legal name of the Company. If the name change is not approved, the Company’s legal name will continue to be “High Speed Net Solutions, Inc.”

Effects of the Name Change

The change in the Company’s name will not affect the status of the Company or the rights of any shareholder in any respect, or the transferability of stock certificates presently outstanding. The currently outstanding share certificates evidencing shares of the Company’s securities bearing the name “High Speed Net Solutions, Inc.” will continue to be valid and represent shares of Summus, Inc. following the name change. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates.

In connection with the name change, the Company intends to apply for a new trading symbol for its common stock with the OTC Bulletin Board - from “HSNS” to a symbol more readily associated with the new name of Summus, Inc.

If the proposal is approved by the shareholders, the name change will become effective upon the filing of the amended certificate of incorporation with the Secretary of State of the State of Florida. The Company intends to file the amended certificate of incorporation promptly after the shareholders approve the name change. The Company would seek a change in the trading symbol of the Company’s common stock as soon as practicable following shareholder approval of the proposal.

Required Vote; Recommendation of the Board of Directors

Approval of the amendment to the certificate of incorporation to change the Company’s name requires the affirmative vote of a majority of our issued and outstanding shares of common stock and Series B convertible preferred stock, voting together as a single class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.

STOCK OWNERSHIP

The following table sets forth, as of ________, 2002, certain information regarding beneficial ownership of our common stock and our Series B convertible preferred stock by: (i) each of our directors, (ii) each Named Executive Officer, as such term is defined in the regulations of the SEC, (iii) all directors and executive officers as a group and (iv) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock or Series B convertible preferred stock. As of _______________, 2002, we had ____________ shares of common stock issued and outstanding and 6,000 shares of Series B convertible preferred stock issued and outstanding (of which 2,000 shares are held in escrow under the terms of the Asset Purchase Agreement). As of that date, we also had 2,000 shares of non-voting Series A convertible preferred stock issued and outstanding.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes generally voting power and/or investment power with respect to securities. Shares of common stock subject to options, and shares of Series B convertible preferred stock subject to warrants, currently exercisable or exercisable within 60 days of December 31, 2001 are deemed outstanding for purposes of computing the percentage beneficially owned by the person holding the options but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. The persons and entities named in the table have sole voting power and sole investment power of the shares reflected by their names, except as otherwise noted.

Unless otherwise specified, the address for each beneficial owner is c/o High Speed Net Solutions, Inc., 434 Fayetteville Street Mall, Suite 600, Raleigh, North Carolina 27601.
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Shares of Common Stock Outstanding	Percent of Shares of Class B Preferred Stock Outstanding
Dr. Bjorn Jawerth	13,739,595 (3) 2,000 (Series B Preferred)	31.68%	33.33%
Kerstin Jawerth	3,845,302 (4)	8.97%	N/A
Andrew L. Fox	277,500 (5)	*	N/A
Richard F. Seifert	835,000 (6)	1.92%	N/A
Gary E. Ban	247,557 (7)	*	N/A
Robert S. Lowrey	339,440 (8)	*	N/A
Leonard Mygatt	388,033 (9)	*	N/A
Herman Rush Rush & Associates 3340 Ocean Park Blvd., Suite 3045 Santa Monica, CA 90405	26,667 (10)	*	N/A
Branch Banking And Trust Company Corporate Trust 223 West Nash Street Wilson, North Carolina 27893	2,000 (Series B Preferred) (11)	N/A	33.33%

William R. Dunavant and Lucille H. Dunavant, as joint tenants c/o Richard E. Brodsky, P.A. 25 Southeast Second Avenue Suite 919 Miami, Florida 33131	2,275,000 (12)	5.31%	N/A
Bradford Richdale c/o Alexander Dewar Alexander Westcott Securities 400 Wall Street, 31st Floor New York, NY 10005	2,074,312 (13)	4.84%	N/A
All Executive Officers and Directors as a Group (14)	15,465,759 2,000 (Series B Preferred)	34.56%	N/A

__________

*	Represents beneficial ownership of less than one percent (1%) of common stock.
(1)	Based upon information supplied by officers and directors and filings under Section 13 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	Unless otherwise indicated, refers to the Company’s shares of common stock.
(3)

Includes (i) 3,845,302 shares of common stock owned by Kerstin Jawerth with respect to which Dr. Jawerth has sole voting power (ii) 512,000 options which are exercisable within 60 days of December 31, 2001, and (iii) 2,000 shares of Series B convertible preferred stock for which Dr. Jawerth has shared dispositive and voting power in his capacity as Representative under an escrow agreement entered into in connection with the Asset Purchase Agreement.

(4)	Dr. Bjorn Jawerth has sole voting power over such shares.
(5)	Includes 277,500 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.
(6)	Includes 400,000 warrants and 235,000 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.
(7)	Includes 18,919 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.
(8)	Includes 339,440 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.
(9)	Includes 83,183 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.
(10)	Includes 26,667 shares of common stock underlying options that are exercisable within 60 days of December 31, 2001.

(11)	Represents shares held in escrow on behalf of Summus, Ltd.'s shareholders pending distribution to such shareholders on a pro rata basis in accordance with the Asset Purchase Agreement.
(12)

Includes shares of common stock issued to Mr. Dunavant in connection with our acquisition of shares of common stock of Summus Technologies, Inc. and shares of our common stock issued under various settlement agreements entered into with Mr. Dunavant. Also includes 175,000 shares with respect to which Richard E. Brodsky has sole dispositive power.

(13)	Includes shares held by each of StoneLeigh, Ltd. StoneLeigh Corporation, Ormond Trust and Europlan Trust, each an affiliate of Mr. Richdale.
(14)	Includes shares beneficially owned by all current directors and executive officers.

PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING

Proposals of shareholders intended for presentation at the 2002 Annual Meeting of Shareholders must be received by the Company within a reasonable time before the Company begins to print and mail its proxy for such 2002 Annual Meeting, in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company has not set a date for its 2002 Annual Meeting at this time. Any shareholder must comply with the rules and regulations on the Commission in submitting any proposals for the 2002 Annual Meeting.

OTHER MATTERS

The Board of Directors knows of no other matter to be presented at the Special Meeting. If any other matter should be presented properly, it is intended that the enclosed proxy will be voted in accordance with the judgment of the individuals named in the proxy.

By Order of the Board of Directors,

/s/ Bjorn D. Jawerth Bjorn D. Jawerth Chairman and Chief Executive Officer

Raleigh, North Carolina
_____, 2002

  APPENDIX A

ARTICLES OF AMENDMENT
OF
HIGH SPEED NET SOLUTIONS, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, High Speed Net Solutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Florida hereby certifies as follows:

1.          The name of the Corporation is High Speed Net Solutions, Inc.

2.          The Articles of Incorporation of the Corporation shall be amended by replacing Article IV in its entirety as follows:

“Article IV

The capital stock of the Corporation shall consist of 100,000,000 shares of common stock, $.001 par value, and 5,000,000 shares of preferred stock, $.001 par value.”

3.          This amendment was approved by the shareholders of the Corporation at a duly called and convened special meeting held on ___________, 2002. This amendment required (1) the vote of the holders of shares of the Corporation’s common stock voting as a separate class, as required by Section 607.1004 of the Florida Business Corporation Act and (2) the vote of the holders of shares of common stock and the holders of shares of the Corporation’s Series B Convertible Preferred Stock, voting together as a single class. The number of votes cast for the amendment identified in Section 2 above by both (1) the holders of shares of common stock, voting as a separate class, and (2) the holders of shares of common stock and Series B Convertible Preferred Stock, voting together as a single class, was sufficient for the approval of such amendment.

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APPENDIX A

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be executed in its name and on its behalf by its Chief Operating Officer and attested by its Corporate Secretary on this ___ day of ______, 2002, hereby declaring and certifying that this is the act and deed of the Corporation and that the statements contained herein are affirmed as true under penalties of perjury.

HIGH SPEED NET SOLUTIONS, INC. By:___________________________________ Gary Ban, Chief Operating Officer

ATTEST:

By:________________

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APPENDIX B

ARTICLES OF AMENDMENT
OF
HIGH SPEED NET SOLUTIONS, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, High Speed Net Solutions, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Florida hereby certifies as follows:

1.          The name of the Corporation is High Speed Net Solutions, Inc.

2.          The Articles of Incorporation of the Corporation shall be amended by replacing Article I in its entirety as follows:

“Article I

The name of the Corporation is Summus, Inc.”

3.          This amendment was approved by the shareholders of the Corporation at a duly called and convened special meeting held on __________, 2002. This amendment required the vote of the holders of shares of common stock and the holders of shares of the Corporation’s Series B Convertible Preferred Stock, voting together as a single class. The number of votes cast for the amendment identified in Section 2 above was sufficient for the approval of such amendment.

IN WITNESS WHEREOF, the Corporation has caused this Articles of Amendment to be executed in its name and on its behalf by its Chief Operating Officer and attested by its Corporate Secretary on this ___ day of ________, 2002, hereby declaring and certifying that this is the act and deed of the Corporation and that the statements contained herein are affirmed as true under penalties of perjury.

HIGH SPEED NET SOLUTIONS, INC. By:___________________________________ Gary Ban, Chief Operating Officer

ATTEST:

By:________________

B-1

HIGH SPEED NET SOLUTIONS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF HIGH SPEED NET SOLUTIONS, INC. FOR
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON _____________

The undersigned shareholder(s) of High Speed Net Solutions, Inc., a Florida corporation, hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated _____________, 2002. The undersigned hereby appoints DR. BJORN D. JAWERTH and ROBERT S. LOWREY, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the common stock and Series B convertible preferred stock of High Speed Net Solutions, Inc., that the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders of High Speed Net Solutions, Inc., to be held at the Holiday Inn – Research Triangle Park, 4810 Page Road, Research Triangle Park, North Carolina 27709 on ___________, 2002, at 10:00 a.m. Eastern standard time, and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Special Meeting and in their discretion upon all other matters that may properly come before said Special Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE

       PLEASE MARK
[X] VOTES AS IN
       THIS EXAMPLE.

THE SHARES COVERED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE. WHEN NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND PROPOSAL 2 AND, AS THE PROXYHOLDERS DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.
		FOR	AGAINST	ABSTAIN
1.	TO APPROVE THE AMENDMENT TO INCREASE THE NUMBER OF THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 100,000,000			
		FOR	AGAINST	ABSTAIN
2.	TO APPROVE THE AMENDMENT TO CHANGE THE COMPANY’S NAME TO “SUMMUS, INC.”			
		FOR	AGAINST	ABSTAIN
3.	WITH DISCRETIONARY AUTHORITY ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING			

MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING	
MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT	

The Special Meeting may be held as scheduled only if one-third of the shares of common stock and Series B convertible preferred stock outstanding are represented at the Special Meeting by attendance or proxy. Accordingly, please complete this proxy, and return it promptly in the enclosed envelope.

Each shareholder giving a proxy has the power to revoke it at any time before the share it represents are voted. Revocation of a proxy is effective upon receipt by our Secretary, at or prior to the Special Meeting, of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by attending the Special Meeting and requesting to vote in person. Attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Please date and sign exactly as your name(s) appear on your shares. If signing for estates, trusts, partnerships, corporations or other entities, your title or capacity should be stated. If shares are held jointly or as community property, each holder should sign.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY

2

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

DATED:
Signature	Signature, if held jointly

 Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title. Both joint tenants must sign.

3